The Saratoga Advantage Trust

James Alpha Multi Strategy Alternative Income Portfolio

Supplement dated May 11, 2015

to the Statement of Additional Information Dated December 31, 2014 (the “SAI”)

This Supplement updates and supersedes any contrary information contained in the SAI

Reference is made to the section “MANAGEMENT AND OTHER SERVICES” beginning on page 51 in the SAI:

The second paragraph under the section “The James Alpha Multi Strategy Portfolio” is deleted in its entirety and replaced with the following:

The Manager has obtained exemptive relief from the U.S. Securities and Exchange Commission (“SEC”) to permit the Manager, subject to certain conditions, to enter into and materially amend investment sub-advisory agreements with certain affiliated and unaffiliated sub-advisers on behalf of the Portfolio without shareholder approval. This means that the Manager can reduce the sub-advisory fee and retain a larger percentage of the management fee or increase the sub-advisory fee and retain a smaller percentage of the management fee. Under the manager of managers structure, the Manager will have ultimate responsibility, subject to oversight of the Board of Trustees, for overseeing the Trust’s sub-advisers and recommending to the Board of Trustees their hiring, termination, or replacement. Within 90 days of retaining a new sub-adviser, shareholders of the Portfolio will receive notification of the change. This manager of managers structure enables the Portfolio to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements.

The following information, which is provided as of March 31, 2015, is added to the table in the section “PORTFOLIO MANAGERS”, under the sub-heading “Other Accounts Managed” beginning on page 60 in the SAI:

Portfolio Manager	Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts*	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Christopher Pultz	James Alpha Multi Strategy Portfolio	2	$75.4	1	$98.0	2	$64.6	$238.0
George Kellner	James Alpha Multi Strategy Portfolio	2	$75.4	1	$98.0	2	$64.6	$238.0

The following information is added under the sub-heading, “Conflicts of Interest” beginning on page 62:

The Advisor does not believe that material conflicts of interest exist between the management of the Fund and other Advisor accounts. The Fund and the other accounts managed by the portfolio managers are similarly managed and follow strict and detailed written allocation procedures designed to allocate security purchases and sales between all accounts in a fair and equitable manner. All trade allocations are subject to review by the Advisor’s Chief Compliance Officer and subject to additional oversight by a senior officer of the Advisor.

The following information is added under the sub-heading, “Compensation” beginning on page 67:

Mr. Kellner is paid a base salary and as the majority member, shares in the net income of the Advisor.

Mr. Pultz is paid a base salary and share in the incentive fees earned on the portfolios they manage.

The following information, which is provided as of May 11, 2015, is added to the table under the sub-heading “Ownership of Securities” beginning on page 71:

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities Beneficially Owned
Christopher Pultz	James Alpha Multi Strategy Portfolio	0
George Kellner	James Alpha Multi Strategy Portfolio	0

The proxy voting polices that follow are added to “APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES” beginning on page 106.

Kellner Management, LP

Proxy Voting Policies, Procedures and Guidelines

Rule 206(4)-6 of the Advisers Act requires that a registered investment adviser that votes client securities to: (1) Adopt written policies reasonably designed to ensure that the investment adviser votes in the best interest of the clients; (2) Requires the investment adviser to disclose to clients information about these policies and procedures; (3) Upon request provide information to clients about how their proxies were voted; and (4) Retain certain records related to proxy voting practices.

Policy

Kellner Management, LP and Kellner Private Fund Management, LP, (collectively, the “Adviser”) acts as discretionary investment advisers for various clients. Such clients may include, from time to time, employee benefit plans or funds subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) and private investment companies, as well as individuals and other institutions. Adviser’s authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under investment advisory contracts with such clients. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for clients, Adviser’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.

Purpose

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”). These

Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

Procedures

The CCO in consultation with the portfolio manager is ultimately responsible for ensuring that all proxies received by Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests. Although many proxy proposals can be voted in accordance with the Advisers established guidelines (see “Guidelines” section below), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

The CCO in consultation with the portfolio manager is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by Adviser are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

Conflicts of Interest

Where a proxy proposal raises a material conflict between Adviser’s interests and a client’s interest, Adviser will resolve such a conflict in the manner described below.

Vote in Accordance with the Guidelines.

To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

Obtain Consent of Clients.

To the extent that Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of Adviser’s conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, Adviser will abstain from voting the securities held by that client’s account.

Client Directive to Use an Independent Third Party.

Alternatively, a client may, in writing, specifically direct Adviser to forward all proxy matters in which Adviser has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation. Where such independent third party’s recommendation is received on a timely basis, Adviser will vote all such proxies in accordance with such third party’s recommendation. If the third party’s recommendation is not timely received, Adviser will abstain from voting the securities held by that client’s account.

The CCO officer in consultation with the portfolio manager will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified by Adviser will be addressed as described above in this Section.

Limitations

In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where Adviser has determined that it is in the client’s best interest, Adviser will not vote proxies received. The following are certain circumstances where Adviser will limit its role in voting proxies:

Client Maintains Proxy Voting Authority.

Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by Adviser, it will promptly be forwarded to the client or specified third party.

Terminated Account.

Once a client account has been terminated with Adviser in accordance with its investment advisory agreement, Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

Limited Value.

If Adviser determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, Adviser may abstain from voting a client’s proxies. Adviser also will not vote proxies received for securities that are no longer held by the client’s account. In addition, Adviser generally will not vote securities where the economic value of the securities in the client account is less than $1000.

Securities Lending Programs.

When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where Adviser determines that a proxy vote (or other shareholder action) is materially important to the client’s account, Adviser may recall the security for purposes of voting.

Unjustifiable Costs:

In certain circumstances, after doing a cost-benefit analysis, Adviser may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

Recordkeeping

In accordance with Rule 204-2 under the Advisers Act, Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (v) records of all client requests for proxy voting information; (v) any documents prepared by

Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how Adviser voted proxies with respect to the clients’ portfolio securities. Clients may obtain information on how their securities were voted or a copy of Adviser’s Policies and Procedures by written request addressed to Adviser.

Guidelines

The Adviser uses a third party proxy voting service to vote all client proxies. This service provides the Adviser with voting recommendations on how a proxy should be voted. In most instances the Adviser will cast client votes in accordance with these recommendations. However, in the event the Adviser feels that the recommendation provided by the proxy voting service is not in its clients’ best interest, the Adviser may vote contrary to such recommendation. In instances in which the Adviser decides not to go with the recommendation provided, documentation will be kept detailing the reasons for doing so.

Each proxy issue will be considered individually. The following is a partial list of issues and voting responses to be used as a guideline in voting proposals contained in the proxy statements, but will not be used as rigid rules.

1.	Issues regarding the issuer’s board entrenchment and anti-takeover measures such as the following:	Oppose
a.	Proposals to stagger board members’ terms;
b.	Proposals to limit the ability of shareholders to call special meetings;
c.	Proposals to require super majority votes;
d.	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;
e.	Proposals regarding “fair price” provisions;
f.	Proposals regarding “poison pill” provisions; and
g.	Proposals permitting “green mail”.
2.	Providing cumulative voting rights	Oppose
3.	“Social issues,” unless specific client guidelines supersede, e.g., restrictions regarding South Africa.	Oppose
4.	Election of directors recommended by management, except if there is a proxy fight.	Approve
5.	Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.	Approve
6.	Date and place of annual meeting.	Approve
7.	Limitation on charitable contributions or fees paid to lawyers.	Approve
8.	Ratification of directors’ actions on routine matters since previous annual meeting.	Approve
9.	Confidential voting	Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure in shareholders regarding their vote on proxy issues. The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises
10.	Limiting directors’ liability	Approve
11.	Eliminate preemptive right	Approve
Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management’s ability to raise new capital. The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.
12.	Employee Stock Purchase Plan	Approve
13.	Establish 401 (k) Plan	Approve
14.	Pay directors solely in stocks	Case-by-Case
15.	Eliminate director mandatory retirement policy	Case-by-Case
16.	Rotate annual meeting location/date	Case-by-Case
17.	Option and stock grants to management and directors	Case-by-Case
18.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.	Case-by-Case

Please retain this supplement for future reference.